Exhibit 10.3

AMENDMENT NO. 3 TO
EMPLOYMENT AGREEMENT

This AMENDMENT NO. 3 is made and entered into effective as of November 1, 2024 (the “Effective Date”) to the employment agreement dated as of April 1, 2020, as most recently amended effective as of February 8, 2023 (the “Employment Agreement”), between Vertex Pharmaceuticals Incorporated (the “Company”) and Jeffrey M. Leiden, MD., Ph.D. (the “Executive”).
    NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as follows:

1.That Section 2 of the Employment Agreement is hereby amended by deleting “March 31, 2025” and replacing it with “March 31, 2027”.

2.That Section 3(d) of the Employment Agreement is hereby amended by deleting “2025” and replacing it with “2027”.

3.That Section 4(c) of the Employment Agreement is hereby amended in its entirety by replacing it with the following:

“(c) Equity Awards. During the Term of this Agreement, and provided that the Executive has remained in continuous service with the Company through the applicable grant date, subject to the approval of the Board or the Compensation Committee thereof, the Executive will receive the following annual grants of equity awards (the “Annual Stock Awards”). Each Annual Stock Award will be made during the applicable time period set forth below. Fifty percent (50%) of each Annual Stock Award will be in the form of fully vested shares of Company common stock and fifty percent (50%) will be in the form of performance stock units and the Annual Stock Award will have an aggregate grant date value (with performance stock units valued based on target, and the number of shares or units granted, as applicable, determined by dividing such values by the fair market value of the Company’s common stock) as follows:
(i)$9,000,000 for fiscal year 2020 (to be granted in the first calendar quarter of 2021) (“Year 1”);
(ii)$8,500,000 for fiscal year 2021 (to be granted in the first calendar quarter of 2022) (“Year 2”);
(iii)$6,500,000 for fiscal year 2022 (to be granted in the first calendar quarter of 2023) (“Year 3”);
(iv)$6,500,000 for fiscal year 2023 (to be granted in the first calendar quarter of 2024) (“Year 4”);
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(v)$6,500,000 for fiscal year 2024 (to be granted in the first calendar quarter of 2025) (“Year 5”);
(vi)$8,000,000 for fiscal year 2025 (to be granted in the first calendar quarter of 2026) (“Year 6”); and
(vii)$8,000,000 for fiscal year 2026 (to be granted in the first calendar quarter of 2027) (“Year 7”).
Both one-year and three-year performance criteria will apply to the performance stock units granted in Year 1, and one-year performance criteria will apply to the performance stock units granted in Year 2, Year 3, Year 4, Year 5, Year 6 and Year 7. The terms and conditions applicable to each Annual Stock Award shall otherwise be as prescribed by the Compensation Committee, with each Annual Stock Award evidenced by an award agreement that is substantially similar to the form of award agreement used for such type of award for Company executives generally, except for such changes as are necessary or desirable to reflect the terms of the Executive’s employment hereunder.”

4.    That Section 4(d) of the Employment Agreement is hereby amended by replacing the final sentence of such Section in its entirety with the following:
“In order to facilitate the Executive’s receipt of benefits under the Employee Benefit Plans in 2022, 2023, 2024, 2025, 2026 and 2027, the Company will make a cash payment to the Executive of (i) $65,000 in February 2022, (ii) $67,000 in February 2023, (iii) $70,000 in February 2024, and (iv) in each of February 2025, February 2026 and February 2027, an amount up to $80,000.”
5.    Except as amended hereby and expressly provided herein, the Employment Agreement shall remain in full force and effect.
    IN WITNESS WHEREOF, this Amendment No. 3 has been executed as a sealed instrument by the Company, by its duly authorized representative, and by the Executive, as of the date first above written.

THE COMPANY:                    THE EXECUTIVE:

VERTEX PHARMACEUTICALS
INCORPORATED

By: /s/ Bruce I.Sachs                    /s/ Jeffrey M. Leiden
Bruce I. Sachs                    Jeffrey M. Leiden, M.D., Ph.D
Lead Independent Director and
Chairman of MDCC
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